UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 26, 2012

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction Of Incorporation)	1-11533 (Commission File Number)	74-2123597 (IRS Employer Identification No.)

Bank of America Center, Suite 2400
390 North Orange Avenue
Orlando, FL 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The sole purpose of this Amendment No. 1 to Parkway Properties, Inc.'s Form 8-K filed on November 16, 2012 (the "Form 8-K") is to file Exhibit 3.1 for the Articles Supplementary reclassifying 16,000,000 Shares of Series E Convertible Cumulative Redeemable Preferred Stock into Common Stock.

No other changes have been made to the Form 8-K other than described above.  This Amendment No. 1 does not reflect subsequent events occurring after the original filing date of the Form 8-K or modify or update in any way disclosures made in the Form 8-K.
Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits

3.1            Articles Supplementary Reclassifying 16,000,000 Shares of Series E Convertible Cumulative Redeemable Preferred Stock into Common Stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:            November 26, 2012
  PARKWAY PROPERTIES, INC.
  By: /s/ Mandy M. Pope
                                    Mandy M. Pope
                                    Executive Vice President and Chief Accounting Officer